UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
               INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x]  Definitive Information Statement


                           PRAXIS PHARMACEUTICALS INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:_________

     2) Aggregate number of securities to which transaction applies:____________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________

     4) Proposed maximum aggregate value of transaction:________________________

     5) Total fee paid:_________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ]  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:_________________________________________________

     2) Form, Schedule or Registration Statement No.:___________________________

     3) Filing Party:___________________________________________________________

     4) Date Filed:_____________________________________________________________

                          PRAXIS PHARMACEUTICALS INC.
                         Suite 1220, 666 Burrard Street,
                       Vancouver, British Columbia V6C 2X8


                              INFORMATION STATEMENT


To the stockholders of Praxis Pharmaceuticals Inc.:

         Notice is hereby given to holders of common stock (the "Common Stock") of Praxis Pharmaceuticals Inc., a Utah corporation ("Praxis"), that our board of directors has approved an Agreement and Plan of Merger with Patch International Inc., a Nevada corporation, (the "Merger") in order to change our domicile from the state of Utah to the state of Nevada and to change our name to Patch International Inc. The purpose for the change of domicile is that the Nevada corporate statutes allow for conversions and exchanges, while the Utah statutes do not.

         Our board of directors approved the Merger on May 10, 2004, subject to receiving approval from a majority of the holders of our Common Stock. The Merger will be effective not less than 20 days following the mailing of this Information Statement to stockholders of record on the Record Date (as defined herein), as the corporation has received written consents in lieu of a meeting executed by the holders of a majority of our outstanding shares of Common Stock in accordance with the provisions of the Utah Business Corporation Act. Accordingly, your consent is not required and is not being solicited in connection with the Merger.

         The proposed Agreement and Plan of Merger with Articles of Merger, attached hereto as Appendix A, will become effective on June 15, 2004 (the "Merger Effective Date"). Such date is at least 20 days after this Information Statement is first mailed to holders of Common Stock.

         The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

         Our board of directors has fixed the close of business on May 11, 2004 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. There were 40,238,431 shares of Common Stock issued and outstanding on May 11, 2004. We anticipate that this Information Statement is being mailed on or about May 21, 2004 to all stockholders of record as of the Record Date.

         PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MERGER.

        **WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                               SEND US A PROXY.**

         PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.



                               BUSINESS BACKGROUND

         The Company's business originally was the development and commercialization of non-prescription therapeutics and nutraceuticals designed to prevent inflammation and their sequelae, and the development of cosmetics for skin conditions. To date, Praxis has not generated any revenues from product sales, royalties or license fees. Due to the inability of Praxis to obtain funding and/or partners to pursue its pharmaceutical projects, Praxis decided to seek other business opportunities. On October 20,


Praxis Pharmaceuticals Inc. Information Statement - Page 1 of 13

2003, Praxis entered into an Arrangement Agreement to acquire Patch Energy Inc., a privately-held company existing under the CANADA BUSINESS CORPORATIONS ACT ("Patch").

         Patch's principal business has been the exploration, development and production of oil and natural gas reserves through participation in farmout arrangements where third parties act as the operator of the project. Patch's main focus had been on its assets located in the Kerrobert area in the Province of Saskatchewan, Canada. Principal capital expenditures of Patch to date have been less than US$100,000 to acquire its interests in the oil and gas properties.

         At the Patch shareholders' meeting on February 20, 2004, the Patch shareholders approved the Plan of Arrangement. As of March 15, 2004, Praxis acquired Patch as a wholly-owned subsidiary.

         Because Patch's main focus has been on properties in Canada, our board of directors believes that ultimately, it will be in the Company's best interests to exist as a Canadian corporation. The corporate statutes of only a few states provide for the continuance of a United States entity into Canada. Accordingly, we are seeking to change our domicile to Nevada, which will permit a continuance to Canada.


              APPROVAL OF MERGER TO CHANGE DOMICILE AND CHANGE NAME

         The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Nevada. The Board of Directors approved this subject to approval of the shareholders. Shareholders holding a majority of the outstanding shares have approved the Merger by written consent. Accordingly, the change of domicile and change of name will be accomplished by merging the Company into a newly formed Nevada subsidiary named "Patch International Inc." ("Patch International").

         THE CHANGE OF DOMICILE IS NOT BEING PROPOSED IN ORDER TO PREVENT AN UNSOLICITED TAKEOVER ATTEMPT AND THE BOARD IS NOT AWARE OF ANY PRESENT ATTEMPT BY ANY PERSON TO ACQUIRE CONTROL OF THE COMPANY, OBTAIN REPRESENTATION ON THE BOARD OR TAKE ANY ACTION THAT WOULD MATERIALLY AFFECT THE GOVERNANCE OF THE COMPANY.

         Upon the effective date of the Merger, Praxis will merge into Patch International. Praxis, as a separate corporate entity, will cease to exist and Patch International will continue to operate the business of Praxis under its new name, Patch International Inc.

         Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Plan"), each outstanding share of Praxis common stock will be automatically converted into one share of Patch International common stock, par value $.001 per share (the "Patch International Common Stock"), upon the effective date of the Merger. Holders of shares of Praxis common stock will become stockholders of Praxis International immediately upon the consummation of the Merger. The Praxis common stock is currently listed for trading on OTC Bulletin Board under the symbol "PRXX" and, after the Merger, Patch International Common Stock will continue to be traded on OTC Bulletin Board under a new trading symbol.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

         As of March 15, 2004, we have completed the acquisition of Patch in a stock-for-stock transaction.

         As discussed below, the Board of Directors seeks to relocate the Company to Canada at some time in the future, as most of our properties and business operations will then be located in Canada, and will remain to be so in the foreseeable future. The Utah Business Corporation Act does not have provisions to continue or transfer the Company from Utah to Canada. However, the Nevada corporate



Praxis Pharmaceuticals Inc. Information Statement - Page 2 of 13 statutes contain the desired provisions. Accordingly, we must become a Nevada corporation to continue the Company into Canada.

         Patch International does not have any issued or outstanding shares. On the Merger Effective Date, all of our outstanding shares of Common Stock, including those issued to acquire Patch, will be deemed to have been converted into an identical number of shares of our common stock of Patch International, as described in the attached Agreement and Plan of Merger.

         Shareholder approval for the Merger was obtained by written consent of a majority of our stockholders on May 11, 2004, but the Merger will not become effective until June 15, 2004, which is not less than 20 days after this Information Statement is first mailed to holders of our Common Stock.

DISSENTERS' RIGHTS OF APPRAISAL

         Under the Utah Business Corporation Act, the Merger creates appraisal or dissenters' rights. Shareholders who oppose the Merger will have the right to receive payment for the value of their shares as set forth in Sections 16-10a-1301 ET SEQ. of the Utah Business Corporation Act. A copy of these sections is attached hereto as Appendix B to this Information Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights. If you are a shareholder considering dissenting, you should consult your own legal advisor.

         To exercise dissenters' rights, you must comply with the provisions of Sections 16-10a-1301 through 16-10a-1331 of the Utah Business Corporation Act, including the following conditions:

            o You must be a shareholder on the date the Merger is approved by the shareholders;
            o You must not have executed a written consent in favor of the Merger;
            o You must demand payment in accordance with the terms of a dissenters' notice, which is attached hereto as Appendix C; and
            o You must deposit your certificates in accordance with the terms of the dissenters' notice.

         The following is a more detailed description of the conditions you must satisfy to perfect dissenters' rights:

         1. MUST BE A SHAREHOLDER ON THE DATE THE MERGER IS APPROVED. To be entitled to dissenters' rights, you must be the record holder of the dissenting shares on the date the Merger is approved by the shareholders of the Company. If you have a beneficial interest in shares of Company Common Stock that are held of record in the name of another person, you must act promptly to cause the shareholder of record to follow the steps described below.

         2. NO APPROVAL OF THE MERGER. You must not have executed a written consent in favor of the approval and adoption of the Merger Agreement or approval of the Merger. EXECUTION OF THE WRITTEN CONSENT APPROVING THE MERGER IS A WAIVER OF DISSENTERS' RIGHTS. Failure to have executed a written consent does not constitute a waiver of dissenters' rights.

         3. DEMAND FOR PAYMENT. A dissenters' notice is being delivered as part of this Information Statement. See Appendix C. The dissenters' notice states that the Merger was authorized and the effective time or proposed effective time of the Merger. In addition, the dissenters' notice provides important instructions you must follow in order to demand alternate payment for your shares. Specifically, the dissenters' notice sets forth the following:

           o   The address to which you must send the payment demand;
           o Where and when certificates for shares must be deposited and the date by which the Company must receive the payment demand;



Praxis Pharmaceuticals Inc. Information Statement - Page 3 of 13

           o A form for demanding payment which will request you to state the address to which payment is to be made and which includes the date of the first public announcement of the terms of the Merger and requires to you certify whether you acquired beneficial ownership of the shares before that date; and
           o A copy of the sections of the Utah Business Corporation Act pertaining to dissenters' rights.

         4. DEPOSIT OF CERTIFICATES. Once you receive the dissenters' notice, you must deposit your stock certificates in accordance with the terms of the dissenters' notice. If you do not demand payment or you do not deposit your certificates as required by the dissenters' notice, you will not be entitled to a dissenters' right of payment for your shares.

         Upon the later of consummation of the Merger or receipt of the payment demand, the Company shall pay each shareholder who has complied with the requirements set forth above, and who, if the dissenters' notice so requires, certifies that he acquired beneficial ownership of the shares before the date of the first public announcement to the news media of the terms of the Merger, the amount that the Company estimates to be the fair value of such shares, plus accrued interest. If a shareholder does not provide certification that he acquired beneficial ownership of the shares before the date of the first public announcement to the news media of the terms of the Merger required by the dissenters' notice, the Company may, in lieu of making payment, offer to make payment if the dissenter agrees to accept such payment in full satisfaction of his demand. The payment will be accompanied by the latest available financial statements of the Company, a statement of the estimate of the fair value of the respective shares and the amount of interest payable with respect to such shares, a statement of your rights if you are dissatisfied with the payment, and a copy of the sections of the Utah Business Corporation Act pertaining to dissenters' rights.

         If (a) you believe that the amount paid by the Company is less than the fair value of your shares or that the interest due is incorrectly calculated,
(b) the Company fails to make payment within 60 days after the date set in the dissenters' notice for demanding payment, or (c) the Merger is not consummated and the Company does not return to you your deposited certificates within 60 days after the date set in the dissenters' notice for demanding payment, you may notify the Company of your estimate of the fair value of your shares and the amount of interest due and demand payment of your estimate, less any payment previously received. You must notify the Company of your demand in writing within 30 days after the Company made or offered payment for your shares. If, within 60 days after receipt by the Company of a demand described in this paragraph, the demand remains unsettled, the Company shall commence a proceeding and shall petition the court to determine the fair value of the shares and accrued interest thereon. If the Company does not bring the proceeding within such 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded. If the proceeding is brought within the 60-day period, you will be entitled to judgment for the amount by which the court finds the fair value of your shares plus interest exceeds the amount paid by the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The Merger is intended to be tax free under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the holders of Praxis common stock as a result of the Merger, and no gain or loss will be recognized by Praxis or Patch International. Each former holder of Praxis common stock will have the same tax basis in Patch International Common Stock received by such holder pursuant to the Merger as such holder has in the Common Stock held by such holder at the effective time of the Merger. Each shareholder's holding period with respect to Patch International Common Stock will include the period during which such holder held the Praxis common stock, so long as the latter was held by such holder as a capital asset at the effective time of the Merger. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Merger.

         The Company believes that no gain or loss should be recognized by the holders of outstanding options to purchase shares of Praxis common stock, so long as (1) such options (a) were originally issued


Praxis Pharmaceuticals Inc. Information Statement - Page 4 of 13 in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (2) the options to purchase Patch International Common Stock into which Praxis' outstanding options will be converted in the Merger also lack a readily ascertainable value when granted.

         The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the federal tax consequences of the Merger as well as any consequences under the laws of any other jurisdiction.

ACCOUNTING TREATMENT OF THE MERGER

         Upon consummation of the Merger, all assets and liabilities of Praxis will be transferred to Patch International at book value because the Merger will be accounted for as a pooling-of-interests.

SIGNIFICANT DIFFERENCES BETWEEN NEVADA AND UTAH CORPORATE LAW

         The Articles of Incorporation and Bylaws of Patch International will be substantially the same as the present Articles of Incorporation and Bylaws of Praxis, changed only in name, in reference to Nevada law, and as interpreted under Nevada rather than Utah law. As a Nevada corporation, the Company will be subject to the Nevada Revised Statutes ("NRS" or "Nevada Law"). Certain provisions of Nevada Law create rights that might be deemed materially different from Utah law. Certain provisions might delay or make more difficult acquisitions of Company stock or changes in control or might also have the effect of preventing changes in management or might make it more difficult to accomplish transactions than under Utah that some Shareholders may believe to be in their best interests. A summary of some of the potentially material differences between Nevada and Utah law follows.

     o   VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

         NEVADA. Approval of mergers and consolidations and sales, leases, or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the Articles of Incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the Articles of Incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         UTAH. A merger, share exchange, or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the Articles of Incorporation, the Bylaws, or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the Articles of Incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the



Praxis Pharmaceuticals Inc. Information Statement - Page 5 of 13 surviving corporation outstanding immediately before the merger. Both Utah and Nevada law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the Articles of Incorporation that adversely affects a specific class of shares.

     o   SHAREHOLDERS' CONSENT WITHOUT A MEETING

         NEVADA. Unless otherwise provided in the Articles of Incorporation or the Bylaws, any actions required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after taking the actions, a written consent thereto is signed by the shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consent is required. In no instance where action is authorized by written consent need a meeting of the shareholders be called or notice given.

         UTAH. Unless otherwise provided in the Articles of Incorporation, actions requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such actions at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder actions is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transactions, actions, or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992 are required to adopt a resolution permitting actions by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent.

     o   SHAREHOLDER VOTING REQUIREMENTS

         NEVADA. Unless the Articles of Incorporation or Bylaws provide for different proportions, a majority of the voting power which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transactions of business. An act by the shareholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the actions.

         UTAH. Unless the Articles of Incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for actions on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the Articles of Incorporation provide otherwise, if a quorum exists, actions on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the actions exceed the votes cast within the voting group opposing the actions. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the Articles of Incorporation provide for such accumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the Articles of Incorporation provide alternative procedures for the exercise of cumulative voting.


Praxis Pharmaceuticals Inc. Information Statement - Page 6 of 13

     o   DISSENTERS' RIGHTS

         NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under Nevada law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above. However, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing, appraisal rights are not available. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

         UTAH. In connection with a merger, share exchange or sale, lease, exchange, or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation-of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the Articles of Incorporation, Bylaws, or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing.

     o   DIVIDENDS

         NEVADA. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

     o   ANTI-TAKEOVER STATUTES

         NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder," however, the Nevada articles can expressly elect not to be governed by these provisions (as the Company has) as contained in NRS 78.411 to 78.444 inclusive.

         UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power


Praxis Pharmaceuticals Inc. Information Statement - Page 7 of 13 equals or 10 exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares." Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the Articles of Incorporation or the Bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's Articles of Incorporation or Bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or
(iii) under certain other specified circumstances.

     o   QUORUM OF DIRECTORS

         NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous actions of all the directors shall be required.

         UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's Bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the Articles of Incorporation or the Bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

     o   DERIVATIVE SUITS

         NEVADA. In a derivative actions brought by one or more shareholders to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint shall be verified and shall allege that the plaintiff was a shareholder or member at the time of the transactions of which he complains or that his shares thereafter devolved on him by operation of law. The complaint shall also allege with particularity the efforts, if any, made by the plaintiff to obtain the actions he desires from the directors or comparable authority and, if necessary, from the shareholder, and the reasons for his failure to obtain the actions or for not making the effort. The derivative actions may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders or members similarly situated in enforcing the right of the corporation. The actions shall not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise shall be given to shareholders or members in such manner as the court directs.

         UTAH. A shareholder may not commence a derivative action unless the shareholder was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time) and fairly and adequately represents the interests of the corporation. The complaint must be verified and allege with particularity the demand made to on the Board of Directors to obtain actions. If a court finds that the proceeding was commenced (i) without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees; or (ii) with reasonable cause, the court may order the corporation to pay the plaintiff's reasonable expenses, including counsel fees.

     o   SPECIAL MEETING OF SHAREHOLDERS

         NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote



Praxis Pharmaceuticals Inc. Information Statement - Page 8 of 13 of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than 10 nor more than 60 days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

         UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the Bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time, and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

     o   AMENDMENTS TO ARTICLES

         NEVADA. The Articles of Incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both, (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its Articles of Incorporation, (c) by increasing, decreasing, or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its Articles of Incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

         UTAH. The Board of Directors may propose amendments to the Articles of Incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the Articles of Incorporation, the Bylaws (if authorized by the Articles of Incorporation), or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters, rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain forward splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).


Praxis Pharmaceuticals Inc. Information Statement - Page 9 of 13

     o   NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

         NEVADA. Nevada law requires that notice of a meeting of the shareholders be in writing, signed by the president or a vice president or secretary, assistant secretary or by any other natural person(s) proscribed in the Bylaws or designated by the Board of Directors. The notice must state the purpose(s), the time, and place of the meeting. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before such meeting.

         UTAH. The Utah law requires that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Nevada and Utah law provide for adjournments of shareholders' meetings. The Utah law requires notice of the adjournment if the adjournment is for 30 days or more or if a new record date is fixed. Both Nevada and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Utah law provides for the principal office of the corporation.

     o   DIRECTORS GENERALLY

         NEVADA. The Nevada law requires that a corporation have at least one director or as provided in the Articles of Incorporation or Bylaws. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         UTAH. The Utah law provides that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's common stock. A majority of the number of directors constitutes a quorum for the transactions of business. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

     o   ELECTION AND REMOVAL OF DIRECTORS

         NEVADA. Any director, or the entire Board, may be removed with or without cause, but only by the vote of not less than two thirds of the voting power of the Company at a meeting called for that purpose. The directors may fill vacancies on the board.

         UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

     o   INSPECTION OF BOOKS AND RECORDS

         NEVADA. Under Nevada law, any shareholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares upon at least five days' written demand is entitled to inspect in person or by agent or attorney, during normal business hours, the company's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.



Praxis Pharmaceuticals Inc. Information Statement - Page 10 of 13

         UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the Articles of Incorporation, Bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

     o   TRANSACTIONS WITH OFFICERS AND DIRECTORS

         NEVADA. Under Nevada law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, (i) the fact of the common directorship, office of financial interest is known to the Board of Directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors, or (ii) the contract or transactions, in good faith, is ratified or approved by the shareholding a majority of the voting power, (iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the Board of Directors for actions, or (iv) the contract or transactions is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve, or ratify a contract or transactions.

         UTAH. Utah law provides that every director who, directly or indirectly, is party to, has beneficial interest in or is closely linked to a proposed corporate transactions that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transactions unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transactions was considered and thereafter the transactions was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transactions was approved by a majority of the disinterested shares; or (c) can show that the transactions was fair and reasonable to the corporation.

     o LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         NEVADA. Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances. The determination must be made: (i) by the shareholders; (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit, or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while


Praxis Pharmaceuticals Inc. Information Statement - Page 11 of 13 holding his office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         UTAH. Utah law permits a corporation, if so provided in its Articles of Incorporation, its Bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any actions taken or any failure to take actions as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees, and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee, or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. Utah law permits a corporation to advance expenses incurred by a director, officer, employee, or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded.

         The foregoing discussion is not intended to be an exhaustive statement of Nevada law or all of the differences between Nevada and Utah law, only a summary of certain identified differences.

EXCHANGE OF SHARE CERTIFICATES

         After the effective time of the conversion, we shall mail to each record holder of certificates that prior to the conversion represented Praxis shares, a letter of transmittal and instruction for use in surrendering those certificates. Upon the surrender of each such certificate, together with a properly completed letter of transmittal, we shall issue in exchange a share certificate of Patch International and the stock certificate representing shares in Praxis shall be cancelled. Until so surrendered and exchanged, each Praxis stock certificate shall represent solely the right to receive shares in the new company.

STOCK OPTIONS

         As of the effective time of the conversion, all options to purchase shares of Praxis Common Stock granted or issued prior to the effective time of the conversion will remain options to purchase shares in Patch International.



Praxis Pharmaceuticals Inc. Information Statement - Page 12 of 13

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

         The securities entitled to vote on the Merger and Continuance consist of all of the issued and outstanding shares of the Company's common stock. The Board of Directors of the Company has fixed the close of business on May 11, 2004, as the Record Date. Only shareholders of record as of the record date were permitted to take action by means of a written consent in lieu of a meeting. As of the Record Date, there were 40,238,431 shares outstanding.

VOTING RIGHTS

         Each shareholder of record as of the Record Date was entitled to one vote for each share of common stock held as of the Record Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides certain information as to the officers and directors individually and as a group, and the holders of more than 5% of the Common Stock of the Company, as of May 11, 2004:

--------------------------------------------------------------------------------

                                                           AMOUNT AND NATURE
NAME AND ADDRESS                                             OF BENEFICIAL
OF BENEFICIAL OWNER (1)            OWNERSHIP                PERCENT OF CLASS (2)
--------------------------------------------------------------------------------
David Stadnyk                     14,017,452 (3)                   34.2%
1220 - 666 Burrard Street
Vancouver, BC V6C 2X8
--------------------------------------------------------------------------------

Winston Cabell                     1,618,349 (4)                   3.9%
--------------------------------------------------------------------------------

All officers and directors
as a group  (2 persons)           15,635,801 (5)                  37.3%
--------------------------------------------------------------------------------
------------------
(1) To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.
(2) This table is based on 40,238,431 shares of Common Stock outstanding as of May 11, 2004. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from May 11, 2004, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
(3)  Includes 800,000 shares issuable upon the exercise of stock options.
(4)  Includes 830,000 shares issuable upon the exercise of stock options.
(5)  Includes 1,630,000 shares issuable upon the exercise of stock options.


            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of the officers and directors has any direct or indirect interest in the Merger.




Appendix A - Agreement and Plan of Merger; Articles of Merger
Appendix B - Sections 16-10a-1301 ET SEQ. of the Utah Business Corporation Act Appendix C - Dissenters' notice



Praxis Pharmaceuticals Inc. Information Statement - Page 13 of 13

                                                                      APPENDIX A

                               ARTICLES OF MERGER
                                     MERGING
                PRAXIS PHARMACEUTICALS INC., A UTAH CORPORATION,
                                      INTO
                 PATCH INTERNATIONAL INC., A NEVADA CORPORATION

         ARTICLES OF MERGER executed this ____ day of May, 2004, by and between Praxis Pharmaceuticals Inc., a Utah corporation, and Patch International Inc., a Nevada corporation, pursuant to section 16-10a-1107 of the Utah Business Corporation Act and section 92A.190 of the Nevada Revised Statutes.

         THIS IS TO CERTIFY:

         FIRST: Praxis Pharmaceuticals Inc., a corporation organized and existing under the laws of the State of Utah (hereinafter sometimes referred to as the "Parent Corporation"), and Patch International Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Subsidiary Company"), agree that the Parent Company shall be merged, pursuant to section 16-10a-1107 of the Utah Business Corporation Act and section 92A.190 of the Nevada Revised Statutes, into the Subsidiary Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in the Plan of Merger dated May __, 2004, attached hereto as "Exhibit A" and incorporated by reference herein.

         SECOND: The Surviving Corporation shall survive the merger and shall continue under the name of Patch International Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Surviving Corporation").

         THIRD: The Plan of Merger has been adopted by each of the Parent Corporation and the Subsidiary Corporation.

         FOURTH: No amendment is made to the Articles of Incorporation of the Surviving Corporation as part of the merger.

         FIFTH: The approval of the shareholders of each of the Parent Corporation and the Subsidiary Corporation was required. Pursuant to section 16-10a-1104 of the Utah Business Corporation Act, the Agreement and Plan of Merger was duly approved by unanimous consent of the board of directors of the Parent Corporation on May 10, 2004. The shareholders of the Parent Corporation approved the Plan of Merger on May 11, 2004. Of the 40,238,431 outstanding shares of common stock, the only class of stock, ___________ shares were voted in favor. The number of votes cast for the Plan of Merger was sufficient for approval by this voting group. Pursuant to section 92A.120 of the Nevada Revised Statutes, the Plan of Merger was duly approved by unanimous consent of the board of directors of the Subsidiary Corporation on May 11, 2004, and the sole shareholder of the Subsidiary Corporation approved the Plan of Merger on May 11, 2004.

         SIXTH: The effective date of this merger shall be June 15, 2004.

         IN WITNESS WHEREOF, Praxis Pharmaceuticals Inc., a Utah corporation, and Patch International Inc., a Nevada corporation, the companies parties to the merger, have caused these Articles of Merger to be signed in their respective company names and on their behalf by the respective management as of the ____ day of May, 2004.

PRAXIS PHARMACEUTICALS INC.,                PATCH INTERNATIONAL INC.,
A UTAH CORPORATION                          A NEVADA CORPORATION


By:                                         By:
   --------------------------------            ---------------------------------
     David Stadnyk, President                    David Stadnyk, President

                                                                     APPENDIX A


                          AGREEMENT AND PLAN OF MERGER
                                     MERGING
                           PRAXIS PHARMACEUTICALS INC.
                               A UTAH CORPORATION
                                      INTO
                            PATCH INTERNATIONAL INC.
                              A NEVADA CORPORATION

         AGREEMENT AND PLAN OF MERGER entered into this ____ day of May, 2004, by and between PRAXIS PHARMACEUTICALS INC., a Utah corporation, and PATCH INTERNATIONAL INC., a Nevada corporation, pursuant to section 16-10A-1107 of the Utah Business Corporation Act and section 92A.190 of the Nevada Revised Statutes.

         FIRST: Praxis Pharmaceuticals Inc., a corporation organized and existing under the laws of the State of Utah (hereinafter sometimes referred to as the "Parent Corporation"), and Patch International Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Subsidiary Company"), agree that the Parent Company shall be merged, pursuant to section 16-10a-1107 of the Utah Business Corporation Act and section 92A.190 of the Nevada Revised Statutes, into the Subsidiary Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in this Agreement and Plan of Merger.

         SECOND: The Subsidiary Corporation shall survive the merger and shall continue under the name of Patch International Inc., a corporation organized and existing under the laws of the State of Nevada (hereinafter sometimes referred to as the "Surviving Corporation").

         THIRD: No amendment is made to the Articles of Incorporation of the Surviving Corporation as part of the merger.

         FOURTH: The Parent Corporation owns all of the outstanding shares of common stock of the Subsidiary Corporation.

         FIFTH: All of the outstanding shares of common stock in the Subsidiary Corporation owned by the Parent Corporation on the date of the merger shall be cancelled without consideration on the effective date of the merger.

         SIXTH: The outstanding securities in the Parent Corporation shall be converted to securities of the Surviving Corporation as follows:

         (1) each holder of record of common stock of the Parent Corporation shall receive one share of common stock of the Subsidiary Corporation for each share of common stock of the Parent Corporation; and

         (2) each holder of options, warrants or convertible securities of the Parent Corporation shall be entitled to exercise said securities on the same terms and conditions to acquire shares of common stock of the Surviving Corporation.

         SEVENTH: The principal office of the Subsidiary Corporation is located at 666 Burrard Street, Suite 1220, Vancouver, British Columbia V6C 2X8 Canada.

         EIGHTH: The location of the principal office of the Parent Corporation is 666 Burrard Street, Suite 1220, Vancouver, British Columbia V6C 2X8 Canada.

         NINTH: The location of the principal office of the Surviving Corporation is 666 Burrard Street, Street, Suite 1220, Vancouver, British Columbia V6C 2X8 Canada.


Agreement and Plan of Merger Merging Praxis Pharmaceuticals Inc., a Utah Corporation into Patch International Inc., a Nevada Corporation, dated May _, 2004 - Page 1 of 2

         TENTH: The Parent Corporation shall be considered to have authorized service of process on it, in connection with any proceeding to enforce any obligation or rights of dissenting shareholders of the Parent Corporation, or in any proceeding based on a cause of action arising with respect to the Parent Corporation, by registered or certified mail return receipt requested, to the address of its principal office as set forth herein.

         ELEVENTH: Pursuant to section 16-10a-1104 of the Utah Business Corporation Act, the Agreement and Plan of Merger was duly approved by unanimous consent of the board of directors of the Parent Corporation on May 10, 2004. The shareholders of the Parent Corporation approved the Plan of Merger on May 11, 2004. Of the 40,238,431 outstanding shares of common stock, the only class of stock, ___________ shares were voted in favor. The number of votes cast for the Plan of Merger was sufficient for approval by this voting group. Accordingly, the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the State of Utah and by the Articles of Incorporation and Bylaws of said corporation.

         TWELFTH: Pursuant to section 92A.120 of the Nevada Revised Statutes, the Plan of Merger was duly approved by unanimous consent of the board of directors of the Subsidiary Corporation on May 11, 2004, and the sole shareholder of the Subsidiary Corporation approved the Plan of Merger on May 11, 2004, and thus the merger was authorized and approved by the Subsidiary Corporation in the manner and by the vote required by the laws of the State of Nevada and by the Articles of Incorporation and Bylaws of said corporation.

         THIRTEENTH: The effective date of this merger shall be June 15, 2004.

         IN WITNESS WHEREOF, Praxis Pharmaceuticals Inc., a Utah corporation, and Patch International Inc., a Nevada corporation, the companies parties to the merger, have caused this Agreement and Plan of Merger to be signed in their respective company names and on their behalf by the respective management as of the ________ day of May, 2004.

PRAXIS PHARMACEUTICALS INC.,              PATCH INTERNATIONAL INC.,
A UTAH CORPORATION                        A NEVADA CORPORATION


By:                                       By:
   -------------------------------           -----------------------------------
     David Stadnyk, President                   David Stadnyk, President

























Agreement and Plan of Merger Merging Praxis Pharmaceuticals Inc., a Utah Corporation into Patch International Inc., a Nevada Corporation, dated May _, 2004 - Page 2 of 2

                                                                      APPENDIX B


SECTIONS 16-10a-1301 ET SEQ. OF THE UTAH BUSINESS CORPORATION ACT

16-10a-1301.   DEFINITIONS.
     For purposes of Part 13:
     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.   RIGHT TO DISSENT.
     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
     (ii) the corporation is a subsidiary that is merged with its parent under
Section 16-10a-1104;
     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:



Appendix B - Page 1 of 6

     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
(b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
     (c) cash in lieu of fractional shares; or
     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   DISSENT BY NOMINEES AND BENEFICIAL OWNERS.
     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
     (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.   NOTICE OF DISSENTERS' RIGHTS.
     (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10A-704 for which the notice was to have been given.

16-10a-1321.   DEMAND FOR PAYMENT -- ELIGIBILITY AND NOTICE OF INTENT.
     (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
     (b) may not vote any of his shares in favor of the proposed action.
     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized


Appendix B - Page 2 of 6
without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322.   DISSENTERS' NOTICE.
     (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
     (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
     (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
     (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
     (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection
(1) is given;
     (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
(g) be accompanied by a copy of this part.

16-10a-1323.   PROCEDURE TO DEMAND PAYMENT.
     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
     (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10A-1322(2)(d), duly completed, or may be stated in another writing;
     (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
     (c) if required by the corporation in the dissenters' notice described in
Section 16-10a-1322, as contemplated by Section 16-10A-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324.   UNCERTIFICATED SHARES.
     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation


Appendix B - Page 3 of 6
may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325.   PAYMENT.
     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10A-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
     (2) Each payment made pursuant to Subsection (1) must be accompanied by:
     (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
     (B) an income statement for that year;
     (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
     (D) the latest available interim financial statements, if any;
     (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
     (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
     (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and (d) a copy of this part.

16-10a-1326.   FAILURE TO TAKE ACTION.
     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327.   SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT
               OF PROPOSED CORPORATE ACTION.
     (1) A corporation may, with the dissenters' notice given pursuant to
Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328.   PROCEDURE FOR SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.
     (1) A dissenter who has not accepted an offer made by a corporation under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of



Appendix B - Page 4 of 6
the estimated amount, plus interest, less any payment made under Section 6-10a-1325, if:
     (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
     (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
     (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330.   JUDICIAL APPRAISAL OF SHARES -- COURT ACTION.
     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
     (2) The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment: (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
     (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331.   COURT COSTS AND COUNSEL FEES.
     (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not


Appendix B - Page 5 of 6
substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
     (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.



















Appendix B - Page 6 of 6

                                                                      APPENDIX C

                                NOTICE OF MERGER
                                     BETWEEN
                           PRAXIS PHARMACEUTICALS INC.
                                       AND
                            PATCH INTERNATIONAL INC.


                                                                    May 21, 2004

To the Stockholders of Praxis Pharmaceuticals Inc.

         On May 11, 2004, the Stockholders of PRAXIS PHARMACEUTICALS INC. (hereinafter referred to as "PRAXIS"), a Utah corporation, voted in favor of an Agreement and Plan of Merger with PATCH INTERNATIONAL INC., a Nevada corporation. The merger will be effective as of June 15, 2004.

         If you did not execute the written consent approving the Agreement and Plan of Merger, you are entitled to demand payment for your shares under Section 16-10a-1301 ET SEQ. of the Utah Business Corporation Act, a copy of which is attached.

         Pursuant to the Utah Business Corporation Act, you have a right to demand and receive payment of the fair value of your stock, determined immediately before the effectuation of the merger, excluding any appreciation or depreciation in anticipation of the merger, unless such exclusion would be inequitable.

         As a dissenting stockholder, you may demand payment for your stock by sending the attached form for demanding payment to the offices of Dill Dill Carr Stonbraker & Hutchings, P.C., whose address is 455 Sherman Street, Suite 300, on or before June 30, 2004.

         If you fail to make a written demand for payment, you will be bound by the terms of the merger.

                                       Yours very truly,



                                       Fay M. Matsukage
                                       Counsel for Praxis Pharmaceuticals Inc.

                                                                      APPENDIX C


                        NOTICE OF DEMAND FOR PAYMENT AND
                             DEPOSIT OF CERTIFICATES


Praxis Pharmaceuticals Inc.
c/o Dill Dill Carr Stonbraker & Hutchings, P.C.
455 Sherman Street, Suite 300
Denver, Colorado 80203

         Notice is hereby given that the undersigned is the owner of ___________ __________________________ (____________) shares of the common stock, $.001 par value of Praxis Pharmaceuticals Inc. (the "Common Stock") and is hereby making a written demand for payment of the fair value of the aforesaid shares of common stock.

         The undersigned hereby tenders and deposits the certificates for the Common Stock for purposes of processing the same in accordance with ?Section 16-10a-1323 of the Utah Business Corporation Act.

         The address shown below is the address to which payment is to be made.

                                    Yours very truly,


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Name


                                    --------------------------------------------
                                    Address